UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 4 , 2008

Dear Shareholder:

As a shareholder in the Access Capital Strategies Community Investment Fund, Inc. (the “Access Fund”), you are being asked to vote on an important matter that would affect the Access Fund. This matter will be considered at a special meeting of shareholders of the Access Fund, which has been scheduled for June  25 , 2008.

Access Capital Strategies LLC (“Access”) and Voyageur Asset Management Inc. (“Voyageur”) have worked together providing portfolio management services as investment adviser and investment sub-adviser, respectively, of the Access Fund since 2006. During that time the two firms have worked closely in many areas in addition to portfolio management. Access and Voyageur personnel have collaborated in marketing, separate account management, client service and new business development. To take advantage of potential economies of scale associated with being part of a larger fund complex, the Access Fund is being acquired by the Tamarack Access Fund, a newly formed series of the Tamarack Funds Trust to be managed by Voyageur. In a separate transaction, Access (the investment adviser to the Access Fund) is being acquired by Voyageur (the investment sub-adviser to the Access Fund), which also serves as the investment adviser to the Tamarack Funds Trust.

As part of this series of transactions, you are being asked to approve a reorganization of the Access Fund. More specifically, you are being asked to approve an Agreement and Plan of Reorganization for the Access Fund whereby the Tamarack Access Fund (a newly formed series of the Tamarack Funds Trust) would acquire all of the assets of the Access Fund and assume all its known liabilities, in exchange for shares of the Tamarack Access Fund, and the Access Fund’s corporate entity would be dissolved. This Reorganization has been approved by the Access Fund Board. If Access Fund shareholders approve the Reorganization, the Reorganization is expected to occur on or about July 28, 2008, or as soon as practicable thereafter. The total net asset value of your shares in the Tamarack Access Fund would be the same as the total net asset value of your shares in the Access Fund. Shareholders of the Access Fund will not bear any of the ordinary expenses associated with the Reorganization (other than organizational and registration expenses that will be borne by sharheolders as participants in the Tamarack Access Fund.

After carefully considering the Proposal, the Access Fund Board determined that it is advisable and in the best interests of the Access Fund and its shareholders to approve the Proposal for the Reorganization. During the pendency of the deliberations about the proposed Reorganization of the Access Fund, the sole interested member of the Access Fund Board resigned as chairman and was replaced by one of the independent directors. In reaching this determination, the Access Fund Board considered multiple factors, including:

(1) the gross and net fee information concerning management fees, operating expenses, and interest expenses for the Access Fund and the Tamarack Access Fund, and that operational expenses (other than interest and management fees) of the Tamarack Access Fund will be subject to a lower expense cap, 0.20% in comparison to the current expense cap of 0.25% for the Access Fund;

(2) the Access Fund or its shareholders will not bear any of the ordinary expenses associated with the Reorganization (other than organizational and registration expenses that will be borne by shareholders as participants in the Tamarack Access Fund);

(3) the investment objective of the Tamarack Access Fund will be materially the same to that of the Access Fund, and the Tamarack Access Fund will be managed by the same personnel and in accordance with materially the same investment strategies and techniques utilized in the management of the Access Fund immediately prior to the Reorganization;

(4) Voyageur’s (the sub-adviser to the Access Fund) plan to acquire Access (the investment adviser to the Access Fund), and as part of that transaction, Voyageur’s plan to employ Access’s principals, Ronald A. Homer and David F. Sand;

(5)  by being acquired by a newly formed series of the Tamarack Funds Trust, which is an open-end investment company with daily right of redemptions, shareholders will have additional liquidity and the Access Fund will potentially have the opportunity to attract more assets, thereby potentially reducing fund expenses in the future;

(6)  Access has informed the Access Fund Board that it believes that by reorganizing the Access Fund as a separate series of a single multi-series entity, the Tamarack Funds Trust, the Access Fund should be able to realize greater operating efficiencies;

(7)  shareholders of the Tamarack Access Fund will continue to receive the same level of services currently provided by the Access Fund;

(8)  Access has informed the Access Fund Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Access Fund for the benefit of its shareholders;

(9) the Reorganization is intended to be tax-free for federal income tax purposes; and

(10) shareholders’ ownership interests will not be diluted as a result of the Reorganization.

The enclosed materials include detailed information about this proposal. To assist you in understanding this proposal we have provided a Definitions of Key Terms page and a Questions and Answers section.

As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please submit your vote by mail. Instructions are provided in the enclosed materials. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you prefer, you may attend the shareholder meeting and vote your shares in person. If you plan to attend the meeting, please notify us in advance by calling (617) 236-7274. Because your vote is important, if we have not received your voting instructions as the meeting date approaches, you may be contacted by a representative of Access.

If you have any questions, please call Access Fund’s number (617) 236-7274, and ask to speak with a representative, who will be happy to help you.

Sincerely,

David F. Sand
Chief Executive Officer

DEFINITIONS OF KEY TERMS

USED IN THE QUESTIONS AND ANSWERS

AND LETTER TO SHAREHOLDERS

Access:	Access Capital Strategies LLC.

Access Fund Board: The current board of directors of Access Capital Strategies Community Investment Fund, Inc.

Access Capital Community Investment Fund: The name of the newly formed series of the Tamarack Funds Trust, which will acquire all or substantially all of the assets and the stated liabilities of the Access Fund after the Reorganization.

Access Fund: Access Capital Strategies Community Investment Fund, Inc., in which you currently hold shares.

Class I shares: The full value of your shares in the Access Fund will be exchanged for class I shares of the Tamarack Access Fund without any sales load, commission or other transactional fee being imposed.

Plan:	The Agreement and Plan of Reorganization under which the Access Fund would be reorganized as a separate series of the Tamarack Funds Trust.

Proposal:	Shareholders of the Access Fund are being asked to approve the Plan, which would authorize the Reorganization transaction to occur.

Reorganization: The proposed reorganization of the Access Fund whereby all of the assets and the stated liabilities of the Access Fund would be acquired by a newly formed series of the Tamarack Funds Trust, in exchange for shares of that series, and the Access Fund’s corporate entity would be dissolved. This would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.

Tamarack Access Fund: Access Capital Community Investment Fund, a series of Tamarack Funds Trust.

Tamarack Funds Trust: The legal entity (a Delaware statutory trust) into which Access has proposed to integrate the Access Fund as a separate series of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies.

The funds: The series (commonly also called portfolios) that are part of the Tamarack Funds Trust. Voyageur serves as investment adviser to all of these funds.

Voyageur:

Voyageur Asset Management Inc. is an SEC registered investment adviser and subsidiary of RBC Capital Markets Holdings (USA) Inc., currently serving as a sub-adviser to the Access Fund and investment adviser to the Tamarack Funds Trust. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. As of March 31, 2008, Voyageur managed client assets totaling over $34.4 billion.

June 4 , 2008

IMPORTANT NEWS FOR

SHAREHOLDERS OF THE ACCESS FUND

You are being asked to consider a proposal to be voted upon at an upcoming special shareholder meeting of the Access Fund. A brief overview of this proposal and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A: QUESTIONS AND ANSWERS

Q:	What is happening?

A:

Access and Voyageur have worked together providing portfolio management services as investment adviser and investment sub-adviser, respectively, of the Access Fund since 2006. During that time the two firms have worked closely in many areas in addition to portfolio management. Access and Voyageur personnel have collaborated in marketing, separate account management, client service and new business development. To take advantage of potential economies of scale associated with being part of a larger fund complex, the Access Fund is being acquired by the Tamarack Access Fund, a newly formed series of the Tamarack Funds Trust to be managed by Voyageur. In a separate transaction, Access is being acquired by Voyageur. As part of this series of transactions, Access and Voyageur have proposed, and the Access Fund Board has approved, the reorganization of the Access Fund whereby all of the assets and the stated liabilities of the Access Fund would be acquired by the Tamarack Access Fund in exchange for shares of the Tamarack Access Fund, and the Access Fund’s corporate entity would be dissolved. This would be accomplished through the proposed Reorganization. Access believes that this will allow the Access Fund to be more efficiently administered. Access also believes that transitioning the Access Fund to the Tamarack Funds Trust will reduce shareholder expenses. Therefore, Access has recommended, and the Access Fund Board has approved, reorganizing the Access Fund into the Tamarack Funds Trust.

Q:	What am I being asked to vote on?

A:

You are asked to vote in favor of one proposal: to approve an Agreement and Plan of Reorganization, pursuant to which the Access Fund would be reorganized as a separate series of the Tamarack Funds Trust, a Delaware statutory trust.

Q:	How does the Access Fund Board recommend that I vote?

A:	The Access Fund Board unanimously recommends that you vote FOR the Proposal.

Q:	Why has the Access Fund Board recommended that I vote in favor of the Reorganization?

A:

After carefully considering the Proposal, which would result in the Reorganization of the Access Fund as a separate series of the Tamarack Funds Trust, the Access Fund Board determined that it is advisable and in the best interests of the Access Fund and its shareholders. In reaching this determination, the Access Fund Board considered multiple factors, including those described below.

Q:	What is the business rationale for the Reorganization?

A:

Access has informed the Access Fund Board that it believes that by reorganizing the Access Fund as a separate series of a single multi-series entity, the Tamarack Funds Trust, the Access Fund should be able to realize greater operating efficiencies after the Reorganization.

Q:	Will the Tamarack Access Fund have lower fund expenses than the Access Fund?

A:

Yes. If for any month the amount of operating expenses (other than interest and management fees) paid by the Tamarack Access Fund exceeds 0.20% of the Tamarack Access Fund’s monthly net assets, Voyageur will pay to the Tamarack Access Fund the amount of such excess (the “Expense Cap”). Voyageur has agreed to maintain this Expense Cap at least through January 31, 2010. The Tamarack Access Fund will carry forward, for a period not to exceed 12 months from the date on which a reimbursement is made by Voyageur, any expenses in excess of the Expense Cap and repay Voyageur such amounts, provided the Tamarack Access Fund is able to effect such repayment and remain in compliance with the Expense Cap. This Expense Cap is 0.05% lower than the expense cap of 0.25% currently in place for the Access Fund. For more information regarding the expenses of the two funds, refer to “Access Fund Board Considerations of the Plan” in the Proxy Statement.

Q:	Will the investment objective of the Tamarack Access Fund be the same as the Access Fund?

A:

Yes. Tamarack Access Fund will be managed in accordance with materially the same investment objective, strategies, techniques utilized in the management of the Access Fund immediately prior to the Reorganization.

Q:	Will the Reorganization result in greater liquidity of my investment?

A:

Yes. By being acquired by a newly formed series of the Tamarack Funds Trust, which is an open-end investment company with daily right of redemptions, shareholders will have greater liquidity and the Access Fund will potentially have the opportunity to attract more assets, thereby further reducing fund expenses in the future.

Q:	Will the Tamarack Access Fund offer the same level of services as the Access Fund?

A:	Yes. Shareholders of the Tamarack Access Fund will continue to receive the same level of services currently provided by the Access Fund.

Q:	Will the management of the Tamarack Access Fund be the same as the Access Fund?

A:

Yes. The Tamarack Access Fund will be managed by the same personnel. Voyageur, which currently serves as the sub-adviser to the Access Fund will become the investment adviser of the Tamarack Access Fund. In addition, certain key personnel of Access, Ronald A. Homer and David F. Sand, will become employees of Voyageur after the Reorganization and will devote substantially all of their time to the Tamarack Access Fund in their new roles.

Q:	Will the credit quality of the investment portfolio of the Tamarack Access Fund be the same as that of the Access Fund?

A:

Yes. It is expected that the credit quality will be substantively similar, since the investment objective and principal investment strategies of the Tamarack Access Fund will be materially the same as the Access Fund.

Q:	Will the Tamarack Access Fund qualify for CRA credit in the same manner as the Access Fund?

A:

Yes. The Tamarack Access Fund expects that, as a registered investment company, it will continue to be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”), but there is no guarantee that future changes to the CRA or future interpretations by the Federal Financial Institutions Examination Council will not affect the continuing eligibility of the Tamarack Access Fund’s investments. So that the Tamarack Access Fund itself may be considered a qualified investment, the Tamarack Access Fund will seek to invest only in investments that meet the prevailing community investment standards put forth by U.S. regulatory agencies.

Q:	When would the Reorganization of the Access Fund as a series of the Tamarack Funds Trust take place?

A:	It is expected that the Reorganization would occur on or about July 28, 2008, or as soon as practicable thereafter. You would receive notice of any material changes to this schedule.

Q:	Would the Reorganization affect my account value?

A:

No. The value of your investment would be the same immediately before and after the Reorganization. Shares of the Access Fund would be exchanged for Class I shares of the Tamarack Access Fund in the Reorganization. The total value of the shares you hold will not be affected.

Q:	Will the Reorganization be considered tax-free for federal income tax purposes?

A:	Yes. The Reorganization is intended to be tax-free for federal income tax purposes.

Q:	Will Access Fund shareholders pay for the Reorganization?

A:

No. Shareholders of the Access Fund will not bear any costs in preparing and mailing the notice of the shareholder meeting or soliciting proxies or votes in connection with the Reorganization, or a sales charge, commission or other transaction cost in connection with their receipt of shares of the Tamarack Access Fund (“Ordinary Expenses of the Reorganization”). As shareholders of the Tamarack Access Fund after the Reorganization however, Access Fund shareholders will effectively bear organizational and registration fees of the Tamarack Access Fund. Voyageur and Access will bear all the Ordinary Expenses of the Reorganization. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder’s responsibility.

Q:	Are there advantages to being an investor in a Delaware Statutory trust?

A:

Access has informed the Access Fund Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Access Fund for the benefit of its shareholders.

Q:	Where can I obtain additional information about the Proposal?

A:

The Proposal is discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call (617) 236-7274.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

419 BOYLSTON STREET, SUITE 501

BOSTON, MA 02116

(617) 236-7274

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25 , 2008

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of Access Capital Strategies Community Investment Fund, Inc. (the “Access Fund”), will be held on June  25 , 2008 at the offices of Access Capital Strategies LLC, 419 Boylston Street, Suite 501, Boston, Massachusetts, 02116 at 9:00 a.m. Eastern Time, for the following purposes:

The Proposa1:	To approve an Agreement and Plan of Reorganization, pursuant to which the Access Fund would be reorganized as a separate series of the Tamarack Funds Trust, a Delaware statutory trust.

The attached Proxy Statement provides additional information about this proposal. Shareholders of record of the Access Fund as of the close of business on June 9 , 2008 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. Please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of the Access Fund collectively will require the affirmative vote of the holders of a majority of the Access Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any adjournment those proxies to be voted against that proposal.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors, Kathlean Nunnally Secretary

June 4 , 2008

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

___________________________

Proxy Statement

___________________________

Special Meeting of Shareholders

to be held on June 25 , 2008

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement is being furnished to shareholders of Access Capital Strategies Community Investment Fund, Inc. (the “Access Fund”) in connection with the proposal (the “Proposal”). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposal.

Access Capital Strategies LLC (“Access” or the “Manager”) and Voyageur Asset Management Inc. (“Voyageur”) have worked together providing portfolio management services as investment adviser and investment sub-adviser, respectively, of the Access Fund since 2006. During that time the two firms have worked closely in many areas in addition to portfolio management. Access and Voyageur personnel have collaborated in marketing, separate account management, client service and new business development. To take advantage of potential economies of scale associated with a larger fund complex, the Access Fund is being acquired by the Tamarack Access Fund, a newly formed series of the Tamarack Funds Trust to be managed by Voyageur. In a separate transaction, Access is being acquired by Voyageur. As described above, Voyageur currently serves as investment sub-adviser to the Access Fund, in addition to serving as adviser to the Tamarack Funds Trust. Access and Voyageur believe that this will allow the Tamarack Access Fund to be more efficiently administered. In addition, certain key personnel of Access, Ronald A. Homer and David F. Sand, would become employees of Voyageur after the Reorganization and will devote substantially all of their time to the Tamarack Access Fund in their new roles. As part of this initiative, Access has recommended, and the board of directors of the Access Fund (the “Access Fund Board”) has approved reorganizing the Access Fund whereby all or substantially all of the assets and the stated liabilities of the Access Fund would be acquired by a newly formed series of the Tamarack Funds Trust, in exchange for shares of that series, and the Access Fund’s corporate entity would be dissolved. The Tamarack Funds Trust is organized as a Delaware statutory trust, a common form of organization for mutual funds, and consists of 15 separate portfolios.

The following Proposal will be considered and acted upon at the Meeting: to approve an Agreement and Plan of Reorganization, pursuant to which the Access Fund would be reorganized as a separate series of the Tamarack Funds Trust, a Delaware statutory trust.

The Access Fund Board, on behalf of the Access Fund, is soliciting proxies from shareholders of the Access Fund for the special meeting of shareholders to be held on June  25 , 2008, at the offices of Access Capital Strategies LLC, 419 Boylston Street, Suite 501, Boston, Massachusetts, 02116 at 9:00 a.m. Eastern Time, and at any and all adjournment(s) or postponement(s) thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about June 4 , 2008, or as soon as practicable thereafter.

This Proxy Statement should be kept for future reference. The most recent annual report of the Access Fund, including financial statements, for the fiscal year ended May 31, 2007, and the most recent semi-annual report of the Access Fund, for the six months ended November 30, 2007, have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact Access by writing to the address set forth on the first page of this proxy statement or by calling (617) 236-7274. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

___________________________

The Proposal

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

___________________________

At a meeting of the Access Fund Board held on March 20, 2008, the Access Fund Board approved on behalf of the Access Fund an Agreement and Plan of Reorganization (the “Plan”) substantially in the form attached to this Proxy Statement as Exhibit C. During the pendency of the deliberations about the proposed Reorganization of the Access Fund, the sole interested member of the Access Fund Board resigned as chairman and was replaced by one of the independent directors. Access Fund shareholders are now being asked to approve the Plan. If shareholders of the Access Fund approve the Plan, the Access Fund Board and officers of the Access Fund will execute and implement the Plan on behalf of the Access Fund. If the Plan is approved by shareholders of the Access Fund, the Reorganization of the Access Fund would occur on or about July 28, 2008, or as soon as practicable thereafter (the “Closing Date”). Approval of the Plan will require the affirmative vote of two-thirds of the shares of the Access Fund that are outstanding and entitled to vote. The Closing Date may be adjusted in accordance with the Plan.

Overview of the Proposal

Shareholders of the Access Fund are asked to approve the Plan, which contemplates, with respect to the Access Fund:

•

the transfer of all of the assets of the Access Fund to the Tamarack Access Fund, and the assumption by the Tamarack Access Fund of all of the known liabilities that are included in the calculation of the Access Fund’s net asset value on the Closing Date of the Reorganization (the “Stated Liabilities”), in exchange for shares of the Tamarack Access Fund having an aggregate net asset value equal to the transferred net assets of the Access Fund;

•

the distribution to each shareholder of the Access Fund of the same number of Class I shares of the Tamarack Access Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Access Fund held by that shareholder on the Closing Date; and

•	the subsequent complete liquidation of the Access Fund.

For a more detailed discussion of the terms of the Plan, please refer to “Summary of the Plan,” below.

•

Although shareholders of the Access Fund are not being asked to vote separately on this issue, in approving the Plan, shareholders will also, in effect, be approving an investment advisory agreement with Voyageur, which, with minor exceptions that are described herein, will be substantively similar to the investment advisory agreement currently in place with respect to the Access Fund. For additional information, see Exhibit D.

Access Fund Board Consideration of the Plan

The primary purposes of the proposed Reorganization is to seek future economies of scale. In unanimously approving the Plan, the Access Fund Board determined that the proposed Reorganization would be in the best interests of the Access Fund and its shareholders and that the ownership interests of the Access Fund’s shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Access Fund Board include the following:

•

The gross and net fee information concerning management fees, operating expenses, and interest expenses for the Access Fund and the Tamarack Access Fund, and that operational expenses (other than interest and management fees) of the Tamarack Access Fund will be subject to a lower Expense Cap, 0.20%, in comparison to the current expense cap of 0.25% for the Access Fund.

•

The Access Fund or its shareholders will not bear any Ordinary Expenses of the Reorganization (other than organizational and registration expenses that will be borne by shareholders as participants in the Tamarack Access Fund).

•

The investment objective of the Tamarack Access Fund will be materially the same to that of the Access Fund, and the Tamarack Access Fund will be managed by the same personnel and in accordance with materially the same investment strategies and techniques utilized in the management of the Access Fund immediately prior to the Reorganization.

•

Access (the investment adviser to the Access Fund) is being acquired by Voyageur (the sub-adviser to the Access Fund), and as part of that transaction, Voyageur plans to employ Access’s principals, Ronald A. Homer and David F. Sand.

•

By being acquired by a newly formed series of the Tamarack Funds Trust, which is an open-end investment company with daily right of redemptions, shareholders will have additional liquidity and the Access Fund will potentially have the opportunity to attract more assets, thereby potentially reducing fund expenses in the future.

•

Access has informed the Access Fund Board that it believes that by reorganizing the Access Fund as a separate series of a multi-series single entity, the Tamarack Funds Trust, the Access Fund should be able to realize greater operating efficiencies, which may result in better net of fees investment performance.

•	Shareholders of the Tamarack Access Fund will continue to receive the same level of services currently provided by the Access Fund.

•

Access has informed the Access Fund Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Access Fund for the benefit of Access Fund shareholders. In recent years, many mutual funds have formed or reorganized as Delaware statutory trusts.

•	The Reorganization is intended to be tax-free for federal income tax purposes.

•	Shareholders’ ownership interests will not be diluted as a result of the Reorganization.

A comparison of the contractual expenses for the Access Fund and the proposed expenses for the Tamarack Access Fund, expressed as an annual percentage of the average daily net asset value per share for shares of each fund as of November 30, 2007, are as follows:

	Access Capital Current Fee Structure (1)		Tamarack Access Capital Proposed Fee Structure (2)

	Nominal Fees excluding leverage	Fees with leverage	Nominal Fees excluding leverage	Fees with leverage

Interest Expense	0.00%	1.14%	0.00%	1.14%
Management Fee	0.50%	0.61%	0.50%	0.61%

Operating Expense	0.25%	0.30%	0.10%	0.12%
Total subject to expense cap	0.25%	0.30%	0.10%	0.12%

Expense Cap (3)	0.25%		0.20%

1)	Based on actual net assets, fees, and borrowings for the six-month period ending 11/30/07.
2)	Estimated expense structure post-conversion to Tamarack Fund complex.

Based on actual net assets and borrowings for the six-month period ending 11/30/07.

3)	The Fund’s operating expense, excluding Interest Expense and Management Fees, are subject to the expense caps as noted above.

The table below describes the fees and expenses that a shareholder may pay if it buys and holds shares of the Tamarack Access Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1]	0.61%
Interest Expense[2]	1.14%
Distribution (12b-1) Fees	None
Other Expenses[3]	0.12%
Total Annual Fund Operating Expenses[4]	1.87%

1)

The Tamarack Access Fund pays Voyageur an advisory fee at the annual rate of 0.50% of the Tamarack Access Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. As of November 30, 2007, the use of leverage increased this ratio to 0.61% of the predecessor of the Tamarack Access Fund’s average monthly gross assets less accrued liabilities, including indebtedness for borrowing. If the Tamarack Access Fund did not use leverage, the annual Management Fees ratio would have been 0.50%.

2)

For the semi-annual period ending November 30, 2007, the predecessor of the Tamarack Access Fund employed leverage by borrowing in an amount equal to approximately 18% of the predecessor of the Tamarack Access Fund’s total assets (including the amount obtained from leverage). It is the Tamarack Access Fund’s policy to borrow money only in amounts up to 25% of its total assets.

3)

Other Expenses are estimated annualized expenses taking into account the conversion to service providers currently used by the Tamarack Funds. Actual post-conversion expenses may vary from these estimates.

4)

Voyageur has agreed to waive or limit fees through January 31, 2010, to maintain Other Expenses, which does not include Interest Expense or Management Fees, at 0.20% of the Tamarack Access Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. The Tamarack Access Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay Voyageur such amounts, provided the Tamarack Access Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus.

Effects of the Reorganization on the Access Fund and Its Shareholders

Immediately after the Reorganization, shareholders of the Access Fund will own Class I shares of the Tamarack Access Fund that are equal in number and in value to the shares of the Access Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the “Closing”). For example, a shareholder who owns 100 shares of the Access Fund immediately prior to the Closing would own, immediately after the Closing, 100 Class I shares of the Tamarack Access Fund having the same net asset value as those 100 shares of the Access Fund held immediately prior to the Closing.

As a result of the Reorganization, shareholders of the Access Fund, a Maryland corporation, will become shareholders of the Tamarack Access Fund, which is a series of a Delaware statutory trust. For a comparison of certain attributes of this entity that may affect shareholders of the Access Fund, please see “Comparison of the Tamarack Funds Trust and the Access Fund” below.

In addition, as a result of the Reorganization, shareholders of the Access Fund will become shareholders of an open-end fund. Operating as an open-end fund will give the Tamarack Access Fund the opportunity to raise new capital more easily in comparison to the Access Fund by attracting more investors by allowing for continuous redemption of shares, in contrast to the Access Fund’s quarterly redemption policy. In addition, the Tamarack Access Fund will require a lower minimum initial investment for share classes it may offer in the future in comparison to the Access Fund.

However, acquisition by an open-end fund could result in immediate redemptions of shares of the Tamarack Access Fund upon completion of the Reorganization, which could be substantial, and, consequently, a marked reduction in the size of the Tamarack Access Fund. Elimination of the Access Fund’s quarterly redemption policy may create an incentive for shareholders to capitalize on the elimination of the Access Fund’s redemption policy by redeeming their shares. Other closed-end funds (albeit that did not have a quarterly repurchase program) that have converted or reorganized to an open-end format have experienced redemptions that exceed sales after conversion or reorganization, and, in some instances, net redemptions have been substantial. The Tamarack Access Fund bears this risk. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Tamarack Access Fund could experience an increase in its expense ratio. A higher expense ratio hurts the Tamarack Access Fund’s total return performance, however, the operational expenses (other than interest and management fees) of the Tamarack Access Fund will be subject to a lower expense cap, 0.20% in comparison to the current expense cap of 0.25% for the Access Fund.

Access has advised the Access Fund Board that, while no assurances can be given, it believes that the Tamarack Access Fund can be successfully marketed to attract new assets. As a result, Access believes that to the extent the Tamarack Access Fund is subject to net redemptions in connection with the Reorganization, the Tamarack Access Fund ultimately will be able to increase its net assets, perhaps substantially.

The Reorganization will not result in any material change in the investment objective, principal investment strategies or investment personnel of the Access Fund. While Access does not anticipate any material change to the Access Fund’s borrowing strategies after the Reorganization, the Access Fund’s investment restriction will be revised to coincide with the borrowing limitation for open-end funds in the Investment Company Act of 1940 as amended (the “1940 Act”) . Thus, while the fundamental restrictions of the Access Fund do not allow it to borrow money in excess of 25% of the Access Fund’s total value, including the amount borrowed, once the Access Fund reorganizes as the Tamarack Access Fund, it will be allowed to borrow money as permitted by the 1940 Act with respect to open-end investment companies, which may borrow up to 33 1/3% of net assets. However, as a non-fundamental policy, the Tamarack Access Fund will adhere to the Access Fund’s 25% borrowing policy for the indefinite future. In addition, as a closed-end fund, the fundamental restrictions of the Access Fund prohibit it from converting from a closed-end investment company to another type of investment company and from changing the periodic repurchase program without the vote of a majority of the shareholders. In accordance with its non-fundamental operating policy, the Access Fund may not make investments for the purpose of exercising control or management, while the Tamarack Access Fund does not have a similar relevant policy. The remaining fundamental and non-fundamental policies applicable to the funds are materially the same. Except for the fundamental restriction of the Access Fund prohibiting it from converting from a closed-end investment company to another type of investment company, the differences between the policies of the two funds are not expected to change the standard investment operations of the Access Fund.

No Sales Load, Commission or Other Transactional Fee in Connection with the Reorganization

The full value of your shares of the Access Fund will be exchanged for Class I shares of the Tamarack Access Fund without any sales load, commission or other transaction fee being imposed.

Federal Income Tax Consequences of the Reorganization

As a condition to the Access Fund’s obligation to consummate the applicable Reorganization, the Access Fund and the Tamarack Access Fund will receive an opinion from legal counsel to the Tamarack Funds Trust to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

Expenses Related to the Reorganization

Shareholders of the Access Fund will not bear any of the Ordinary Expenses of the Reorganization, other than any expenses individually incurred by shareholders. Voyageur and Access will bear these Ordinary Expenses of the Reorganization. As shareholders of the Tamarack Access Fund after the Reorganization, Access Fund shareholders will effectively bear organizational and registration fees of the Tamarack Access Fund.

ADDITIONAL INFORMATION ABOUT THE PLAN

Summary of Terms

The following is a summary of the material terms of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as Exhibit C to this Proxy Statement.

As stated above, with respect to the Access Fund and the Tamarack Access Fund, the Plan provides that all of the assets of the Access Fund will be transferred to the Tamarack Access Fund and all of the Stated Liabilities will be assumed by the Tamarack Access Fund. Access Fund shareholders will receive that number of full and fractional Class I shares of the Tamarack Access Fund which is equivalent in number and value to the shares of the Access Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Access Fund will be shareholders of the Tamarack Access Fund. The Access Fund’s shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Access Fund.

In the event that shareholders of the Access Fund do not approve the Reorganization, the Access Fund Board will consider other appropriate action.

The Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Access Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur as soon as practicable, or such other date as is agreed to by the parties, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange as of the close of business on the Closing Date.

The Plan may be terminated (1) by the mutual agreement of the parties; (2) by either party if the Closing shall not have occurred on or before July 28, 2008, unless such date is extended by mutual agreement of the parties; (3) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan; or (4) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Access Fund Board or the board of trustees of the Tamarack Fund Trust, make proceeding with the Reorganization inadvisable with respect to the Access Fund or the Tamarack Access Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Access Fund to be issued to the Access Fund under the Plan to the detriment of the Access Fund’s shareholders without their approval.

Tax Considerations

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to the Reorganization, the Access Fund and the Tamarack Access Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Access Fund in exchange for their voting shares of the Access Fund pursuant to the Reorganization; (3) the Access Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Access Fund solely in exchange for voting shares of the Tamarack Access Fund and the assumption by the Tamarack Access Fund of the Access Fund’s stated liabilities pursuant to the Reorganization; (4) the Access Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Access Fund to its shareholders pursuant to the liquidation of the Access Fund; (5) the Tamarack Access Fund will not recognize gain or loss on its acquisition of all of the assets of the Access Fund solely in exchange for voting shares of the Tamarack Access Fund and the assumption by the Tamarack Access Fund of the Access Fund’s stated liabilities; (6) the tax basis of the voting shares of the Tamarack Access Fund received by each of the Access Fund’s shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Access Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Access Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Access Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Access Fund’s basis in the assets of the Access Fund received pursuant to the Reorganization will equal the Access Fund’s basis in the assets immediately before the Reorganization; and (9) the Tamarack Access Fund’s holding period in the Access Fund’s assets received pursuant to the Reorganization will include the period during which the Access Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by the Access Fund or Tamarack Access Fund in connection with any disposition of assets by the Access Fund or the Tamarack Access Fund prior to or following the Reorganization.

Shareholders of the Access Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

DIFFERENCES IN ORGANIZATIONAL STRUCTURES

The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The Access Fund is a Maryland corporation governed by its Articles of Incorporation, its By-Laws and the Access Fund Board. The operations of the Tamarack Funds Trust and the Access Fund are also governed by applicable state and federal law.

Under the Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than Directors of the Access Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Access Fund to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state, and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds Trust and its shareholders as does the Access Fund Board with respect to the Access Fund and its shareholders.

Material differences between the organizational structures of the Tamarack Funds Trust and the Access Fund are summarized in Exhibit A. The summary is not an exhaustive discussion , but nonetheless describes material differences . Shareholders who are interested in obtaining more detail should refer to the applicable Access Fund documents and state laws that are described in the summary. Copies of the documents are available from the Access Fund upon request.

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Shareholder Approval: Approval of the Proposal with respect to the Access Fund will require the affirmative vote of two-thirds of the shares of the Access Fund that are outstanding and entitled to vote.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE ACCESS FUND VOTE FOR THE PROPOSAL.

OTHER BUSINESS

The Access Fund Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

The Access Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Access Fund’s offices, 419 Boylston Street, suite 501, Boston, MA 02116, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Access Fund.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Access Fund Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Access Fund on or about June 4 , 2008. Only shareholders of record of the Access Fund as of the close of business on June 9 , 2008 (“Record Date”), will be entitled to notice of, and to vote at, the Meeting for the Access Fund.

Shareholders may vote by returning their proxy cards in the self-addressed, postage-paid envelopes included with the materials, or by attending the Meeting and voting in person. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed proxy cards will be voted FOR the Proposal and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting for the Fund at which the matter is voted on by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement, by submitting a later-dated, validly executed proxy card, or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all items, as applicable. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person at the Meeting will need to present a legal proxy obtained from their broker-dealer.

Shares Outstanding

The number of shares of the Access Fund that were outstanding as of April 18, 2008 was 55,926,761.25.

Quorum

The presence, by telephone conference, in person or by proxy, of holders of a majority of the shares of the Access Fund entitled to vote at the Meeting constitutes a quorum.

Voting Requirement

Approval of the Proposal will require the affirmative vote of two-thirds of the shares of the Access Fund that are outstanding and entitled to vote. Each share of record of the Access Fund on the Record Date is entitled to one vote on each matter presented at the Meeting for the Access Fund, with proportionate fractional votes for fractional shares.

Adjournment

In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Such adjournment will require the affirmative vote of the holders of a majority of the Access Fund’s shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the Proposal for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter.

PROXY SOLICITATION

Proxies are being solicited by mail beginning on or about June 4 , 2008.

The Access Fund requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares held of record by such persons. Voyageur and/or Access may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this proxy solicitation. Additional solicitations may be made by mail, telephone, e-mail, or other personal contact by officers or employees of Access and its affiliates.

As the Meeting date approaches, Access Fund shareholders may receive a call from a representative of Access if the Access Fund has not yet received their votes. This will allow Access Fund shareholders to authorize representatives of Access by telephone to execute proxies on their behalf. Proxies that are obtained via telephone in this manner (that is, telephonic proxies), will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, an Access representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and the number of shares owned; and to confirm that the shareholder has received this Proxy Statement in the mail. An Access representative is required to verify the identification information provided on the call against shareholder information provided by the Access Fund. If this information is successfully verified, the Access representative has the responsibility to explain the voting process, read the Proposal as listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. The Access representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Access representative will record the shareholder’s instructions on the card. Within 72 hours, Access will send the shareholder a letter or mailgram confirming the shareholder’s vote and asking the shareholder to call Access immediately if the shareholder’s instructions are not correctly reflected in the confirmation. The Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

ACCESS FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that, to the best of the Access Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of the Access Fund please refer to Exhibit J.

INFORMATION ABOUT THE FUND AND TAMARACK FUNDS TRUST

This section discusses the current service providers of the Access Fund and the proposed service providers of the Tamarack Funds Trust.

Investment Advisers

Access serves as Manager of the Access Fund. Access was formed in 1997 to focus upon managing the assets of institutional investors interested in community investing. In February 1997, Access assumed the assets, but not the liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994 to 1997. The control persons of Access are Ronald A. Homer and David F. Sand (as executive officers). Voyageur expects to acquire Access for $4.9 million, plus a payment due in two years after the closing (the “Earn-out Payment”) that is calculated based on the amount of revenue that Voyageur receives from certain Access assets purchased in the acquisition. The amount of Earn-out Payment will range from $0 to $2.248 million. In connection with this acquisition, Ronald A. Homer and David F. Sand (as 31.74% owners of Access), will receive their proportionate share of consideration paid by Voyageur. After the Reorganization , Messrs. Homer and Sand will have the corresponding positions of President of Access Capital Division of Voyageur and Chief Investment Officer of the Access Fund and Managing Director at Voyageur.

For its services as investment adviser to the Access Fund, Access is entitled to receive a fee at an annual rate of 0.50% of the Access Fund’s average gross monthly net assets. However, if for any month the amount of operating expenses (other than interest and management fees) paid by the Access Fund exceeds 0.25% of the Access Fund’s monthly net assets, Access will pay to the Access Fund the amount of such excess. During the last fiscal year of the Access Fund, Access received $2,621,846, in aggregate advisory fees. Access did not receive additional material payments from the Access Fund during the last fiscal year.

Voyageur, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment adviser to each of the series of the Tamarack Funds Trust, which would include the Tamarack Access Fund, pursuant to Investment Advisory Agreements dated April 16, 2004. Voyageur currently serves as investment sub-adviser to the Access Fund, and receives its fee for performing sub-advisory services from Access. Voyageur is a wholly owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 70,000 people who serve more than 15 million personal, business and public sector clients through offices in North America and some 34 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment adviser since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. Voyageur’s charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of March 31, 2008, Voyageur’s investment team managed approximately $34.4 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations. For its services to the Tamarack Funds Trust, the Adviser receives from each Fund a fee at an annual rate based on each Fund’s average daily net assets.

For its services as investment adviser to the Tamarack Access Fund, Voyageur would be entitled to receive a fee at the annual rate of 0.50% of the Tamarack Access Fund’s average daily nets assets. However, if for any month the amount of operating expenses (other than interest and management fees) paid by the Tamarack Access Fund exceeds 0.20% of the Tamarack Access Fund’s monthly net assets, Voyageur will pay to the Tamarack Access Fund the amount of such excess. The Tamarack Access Fund will carry forward, for a period not to exceed 12 months from the date on which a reimbursement is made by Voyageur, any expenses in excess of the Expense Cap and repay Voyageur such amounts, provided the Tamarack Access Fund is able to effect such repayment and remain in compliance with the Expense Cap. Voyageur has agreed to maintain this Expense Cap at least through January 31, 2010. This Expense Cap is 0.05% lower than the expense cap of 0.25% currently in place for the Access Fund. A copy of the investment advisory agreement between the Tamarack Access Fund and Voyageur is attached as Exhibit E.

Exhibit F to this Proxy Statement sets forth the amount of fees paid by the Tamarack Funds Trust to Voyageur under the Current Advisory Agreement during the fiscal year ended September 30, 2007. Exhibit F to this Proxy Statement also sets forth information concerning the amount and purpose of payments made by Tamarack Funds Trust to Voyageur or any affiliated person of Voyageur for services provided to Tamarack Funds Trust (other than under the Current Advisory Agreement) during the fiscal year ended September 30, 2007.

Exhibit G to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Access Fund for which Voyageur acts as investment adviser, including the rate of Voyageur’s compensation.

Exhibit H to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

Exhibit I to this Proxy Statement sets forth information regarding the Directors and officers of the Tamarack Access Fund who are affiliated with Voyageur.

Exhibit J to this Proxy Statement sets forth information regarding the principal shareholders of the Access Fund.

Other Service Providers

The Access Fund’s distributor is UMB Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin 53233. Tamarack Distributors Inc. (the “Distributor”), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, would be the principal underwriter for shares of the Tamarack Access Fund. The Distributor is an affiliate of Voyageur.

The transfer agent, dividend disbursing agent, and registrar for the Access Fund’s shares is UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Milwaukee, Wisconsin 53233. UMBFS would serve as transfer agent, dividend disbursing agent, and registrar for the Tamarack Access Fund.

Access and UMBFS provide administrative services for the Access Fund. Voyageur would serve as Co-Administrator to the Tamarack Access Fund, together with PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, PA 19406.

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171 is the Access Fund’s custodian. Wells Fargo Bank, N.A., Wells Fargo Center, 733 Marquette Avenue South, Minneapolis, Minnesota 55479, acts as custodian of the Tamarack Access Fund’s assets.

State Street Bank and Trust Company also provides certain accounting services for the Access Fund. PFPC would serve as the fund accounting agent for the Tamarack Access Fund.

SHAREHOLDER INFORMATION

To help lower the impact of operating costs, the Access Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Access Fund shareholders have the same last name and address, the Access Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Access Fund at (617) 236-7274 or writing to the Access Fund at 419 Boylston Street, Suite 501, Boston, MA 02116 and requesting the additional copies of Access Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Access Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112.

Exhibit A

Differences in Organizational Structures

Mutual funds formed as Delaware statutory trusts have certain advantages over funds organized as corporations. Delaware statutory trust law contains provisions designed to permit flexible governing structures that, among other things, eliminate the need to obtain shareholder votes in many situations in which state corporate statutes require a vote. This reduces the costs a fund would otherwise incur in the solicitation of proxies and it permits a fund to act more quickly and flexibly based on the approval of the Trustees.

Material differences between the organizational structures are summarized below. The summary is not an exhaustive discussion , but nonetheless describes material differences . Shareholders who are interested in obtaining more detail should refer to the applicable Access Fund documents and the state laws described in the summary. Copies of the documents are available from the Access Fund upon request.

Liquidation or Dissolution

Tamarack Funds Trust

As permitted by Delaware statutory trust law, the Declaration of Trust of the Tamarack Funds Trust permits a majority of the Trustees to liquidate the Tamarack Funds Trust, or any class or series of the Tamarack Funds Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

Access Fund

The Access Fund’s Articles of Incorporation are silent on the subject of the vote necessary to authorize a dissolution of the Access Fund, and therefore, under Maryland law the affirmative vote of two-thirds of all votes entitled to be cast are required to authorize a dissolution.

Reorganization/Combination Transactions

Tamarack Funds Trust

Under the Declaration of Trust as permitted by Delaware statutory trust law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the Tamarack Funds Trust or a series thereof with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment policies/restrictions.

Access Fund

The Access Fund’s Articles of Incorporation are also silent on the subject of the vote necessary for a reorganization or combination transaction of the Access Fund, and therefore, under Maryland law the affirmative vote of two-thirds of all votes entitled to be cast is generally required to approve a merger, consolidation, share exchange or transfer of assets.

Amendment of Governing Instruments

Tamarack Funds Trust

Under the Declaration of Trust as permitted by Delaware statutory trust law, the Trustees may generally restate, amend or otherwise supplement the Trust’s governing instruments, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as amendments affecting shareholders’ voting rights.

Access Fund

The Access Fund’s Articles of Incorporation require the affirmative vote of two-thirds of all votes entitled to be cast to amend its Articles of Incorporation.

Liability of Directors/Trustees

Tamarack Funds Trust

The Declaration of Trust eliminates the liability of the Tamarack Access Fund and its Trustees under state law to the Tamarack Access Fund or any shareholder, except for an officer’s or Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee.

Access Fund

The Access Fund’s Articles of Incorporation eliminate the liability of the Access Fund’s officer and directors under state law to the Access Fund or any shareholder for money damages, except to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; or to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or with respect to actions brought by certain state entities.

Shareholder Meetings

Neither the Tamarack Funds Trust nor the Access Fund is required to hold annual meetings of shareholders (other than in a year in which the election of trustees/directors is required by the 1940 Act), although the Tamarack Funds Trust and the Access Fund may hold special meetings at any time. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate. However, in the case of the Tamarack Funds Trust, whose Declaration of Trust allows for the designation of series and classes, when (1) required by the 1940 Act, shares are voted by individual series of the Tamarack Funds Trust; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more series of the Tamarack Funds Trust, then only the shareholders of such series are entitled to vote; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes are entitled to vote.

Tamarack Funds Trust

The By-Laws for the Tamarack Funds Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Tamarack Funds Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

The Declaration of Trust provides that 33-1/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the Tamarack Funds Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the Tamarack Funds Trust to seek appropriate shareholder approvals for many actions without experiencing the added costs or delays of soliciting additional proxies or votes. Delaware law also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

Access Fund

Under the By-Laws of the Access Fund, special meetings of shareholders may be called at any time by the Chairman of the Board, or President, or by a majority of the Board of Directors, and shall be held at such time and place as may be stated in the notice of the meeting.

Special meetings of the shareholders may be called by the Secretary upon the written request of the holders of shares entitled to vote not less than 25% of all the votes entitled to be cast at such meeting, provided that (1) the request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting the meeting shall have paid to the Access Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to those shareholders. No special meeting shall be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

Under the Access Fund’s By-laws, the presence in person, by telephone conference, or by proxy of the holders of a majority of the shares of stock entitled to vote at a meeting generally constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless the corporation’s Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation’s Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation’s Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure under Maryland law, unless the corporation’s Articles of Incorporation provide otherwise.

Removal of Directors

Tamarack Funds Trust

As permitted by Delaware statutory trust law, the Declaration of Trust limits the power of shareholders to remove trustees to occurrences which, under the 1940 Act, would be such as to make them ineligible to serve. It empowers the trustees to remove trustees with or without cause.

Access Fund

As required by Maryland corporate law, only the shareholders have the power to remove directors of the Access Fund either with or without cause. Under the Access Fund’s By-Laws, a majority of all the votes entitled to be cast for the election of directors is sufficient to remove a director.

Derivative Actions

Tamarack Funds Trust

As permitted by Delaware statutory trust law, shareholders of the Tamarack Funds Trust or any Tamarack Access Fund may not bring a derivative action to enforce the right of the Tamarack Funds Trust or Tamarack Access Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Tamarack Funds Trust or a series thereof, as applicable, join in bringing the derivative action. A shareholder of a particular series is not entitled to participate in a derivative action on behalf of any other series of the Tamarack Funds Trust.

Access Fund

Under Maryland law, in general, shareholders can bring a derivative action if they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally may be required to make demand upon the corporation’s other shareholders before commencing suit.

Rights of Inspection of Records

Tamarack Funds Trust

Under the By-Laws, shareholders have the right to inspect the Tamarack Funds Trust’s accounts, books or documents only to the extent such right, and upon such conditions, is conferred by the Trustees, except as conferred by law or by resolution of the shareholders.

Access Fund

Maryland corporate law provides, as do the Articles of Incorporation and the By-Laws of the Access Fund, that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the stock ledger of the corporation. Under the Access Fund’s Articles of Incorporation, shareholders have such rights to inspect and copy the Access Fund’s documents, accounts and books, subject to such conditions or regulations that the Board may from time to time adopt regarding the conditions and limits of such rights.

Exhibit B

Current Directors and Officers of Access Fund Board

Name, Address* and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter J. Blampied* 25 Lincoln Street Hingham, MA 02043, 64	Director	Director since 1997

President, Corcoran Management Company, a real estate firm, since 1998. Vice Chairman, Citizens Bank of Massachusetts, from 1993 to 1994. Chairman, President & CEO Boston Five Bancorp, from 1989 to 1993.

W. Carl Kester P.O. Box 9095 Princeton, NJ 08543, 55	Director	Director since 2005

Mizuho Financial Group; Professor of Finance, Harvard Business School, Unit Head, Finance since 2005; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent consultant since 1978.

Kevin J. Mulvaney 33 Trout Brook Lane Norwell, MA 01061, 59	Director	Director since 1997	President, Strategic Advisors Group, a management-consulting firm, since 1997. Formerly President of DRI/McGraw Hill, from 1994 to 1997. Executive Vice President, Bank of Boston (prior to 1993).

Ronald A. Homer** 419 Boylston Street Suite 501 Boston, MA 02116, 60	Director and Chairman of the Board	Director since 1997	CEO, CCO & Co-Managing Member, Access Capital Strategies LLC (the Manager) since 1997. President & CEO, Boston Bank of Commerce, from 1983 to 1996.

B-1

Name, Address* and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David F. Sand 419 Boylston Street Suite 501 Boston, MA 02116, 51	Chief Executive Officer	CEO since 1997	President & Co-Managing Member, Access Capital Strategies LLC

Peter R. Guarino Two Portland Square Portland, ME 04101, 49	Chief Compliance Officer	Chief Compliance Officer since 2006

Managing Director of Foreside Compliance Services LLC and its predecessor firms since 2004 (a fund services company); Chief Compliance Officer of Forum Funds, Monarch Trust, The Swiss Helvetia Fund, Inc. since 2004, and Hirtle Callaghan Trust and CNL Funds since 2007 (registered investment companies); Consulting Compliance and Ethics Officer of Compliance Consultants LLC from 2002 to 2004 (a fund services entity); General Counsel and Global Compliance Director of MiFund, Inc. from 2000 to 2002 (a fund services company).

Kathlean Nunnally 419 Boylston Street, Suite 501 Boston, MA 02116, 57	Secretary	Secretary since 2006	VP Finance and Administration of Access Capital Strategies LLC since 2005; Office Manager of Access Capital Strategies LLC from 2000 to 2005.

*	Chairman of the Audit Committee

**	Interested Director

B-2

Exhibit C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____day of _____, 2008, by Tamarack Funds Trust (“Acquiring Trust”), a Delaware statutory trust, with its principal place of business at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, on behalf of Access Capital Community Investment Fund (the “Acquiring Fund”), and Access Capital Strategies Community Investment Fund, Inc. (the “Target Fund”), a Maryland corporation, with its principal place of business at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, (the “Target Fund”, and together with the Acquiring Fund, a “Fund” and together, the “Funds”). The Acquiring Fund has been organized to hold the assets of the Target Fund and the Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended (“1940 Act”)) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (“Reorganization”) will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the stated liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the Acquiring Trust on behalf of the Acquiring Fund; and all references in this Agreement to action taken by the Target Fund shall be deemed to refer to action taken on behalf of itself. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of the Acquiring Fund, and the Acquiring Trust with respect to the Acquiring Fund, and the Target Fund, and the Target Fund with respect to itself, are not contingent upon the satisfaction by the Acquiring Fund or Target Fund, as applicable, of its obligations under this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND STATED LIABILITIES AND THE LIQUIDATION OF THE TARGET FUND

1.1.      Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of its assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class I Acquiring Fund Shares corresponding to the Target Fund shares as of the time and date set forth in section 2.1; and (ii) to assume all of the Stated Liabilities of the Target Fund with respect to its shares, as set forth in Section 1.2. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2.      The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of the Target Fund to be assumed by the Acquiring Fund (the “Stated Liabilities”) shall consist of all known liabilities of the Target Fund that are included in the calculation of the Target Fund’s net asset value at the Valuation Time.

1.3.      The Target Fund will distribute to its shareholders of record (the “Target Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares issued in connection with such exchanges.

1.4.      Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books.

1.5.      Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.6.      All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	VALUATION

2.1.      The value of the Assets shall be computed as of the date and time (“Valuation Time”) that is the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for the Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to the Target Fund.

2.2.      All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.	CLOSING AND CLOSING DATE

3.1.      The Closing of the transactions contemplated by this Agreement shall be July 28, 2008, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately after 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, or at such other place and time as the parties may agree.

3.2.      The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3.      The Target Fund shall direct State Street and Trust Company, as custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4.      The Target Fund shall direct UMBFS (“Transfer Agent”), as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5.      In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund or the Acquiring Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.       Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Fund, Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under Target Fund’s Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Target Fund, to carry out this Agreement. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted;

(b)        The Target Fund is registered with the Commission as a continuously offered, closed-end interval fund under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)        The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund, will not, (i) result in a material violation of Maryland law or its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of the Target Fund;

(e)        All material contracts or other commitments of the Target Fund (other than this Agreement and any contracts listed on Schedule B) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed on Schedule B is a valid, binding and enforceable obligation of each party thereto and the assignment by the Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

(f)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)        The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at and for the fiscal year ended May 31, 2007, have been audited by Deloitte and Touche LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)        The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at November 30, 2007, which are unaudited, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been or will be furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)        The historical performance information of the Target Fund contained in the registration statements, periodic shareholder reports, advertisements or literature of the Target Fund, presents fairly, in all material respects, that information as of such date in accordance with GAAP and related accounting pronouncements, and applicable rules and regulations, and was calculated, in all material respects, in accordance with applicable rules and regulations, and the records supporting such calculations that are maintained by the Target Fund are complete, true and correct;

(j)        At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)        For each taxable year of its operation (including the taxable year that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(l)        All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

(m)      At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the corresponding Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, such Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Target Fund, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to approval by Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)        The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p)        At the Closing Date, the then current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(q)        The Proxy Statement (as defined in section 5.7), insofar as it relates to the Target Fund, will, on the effective date of the registration statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the registration statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

4.2.      Except as has been fully disclosed to the Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of the Acquiring Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)        The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under the Acquiring Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

(b)        The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its federal income tax under Section 852 of the Code;

(g)        Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(j)        At the Closing Date, the then current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(k)        Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5.	COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

5.1.      The Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Target Fund’s normal operations.

5.2.      The Target Fund covenants that, upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

5.3.      The Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June  25 , 2008.

5.4.      The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5.       The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.6.       The Acquiring Trust and Target Fund, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7.       The Target Fund covenants that it will prepare, file with the Commission, and deliver to the Acquired Fund shareholders in connection with such meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

5.8.       The Acquiring Fund covenants that it will provide the Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9.       The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.     The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.11.     Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.       All representations and warranties of Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.       The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

6.3.      The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

With respect to the Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3.      The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4.      The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

8.2.      On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.      The Registration Statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.      With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and such Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to such Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by the Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of the Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of the Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Trust and the Target Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by the Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

8.6.      The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9.	INDEMNIFICATION

9.1.      The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Target Fund and the Target Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.      The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	FEES AND EXPENSES

10.1.    The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2     Voyageur Asset Management Inc. and Access Capital Strategies LLC will bear all the expenses associated with the Reorganization, except that Acquiring Fund (and indirectly Target Fund shareholders as Acquiring Fund shareholders after the Reorganization) will bear all organizational expenses and SEC registration fees of the Acquiring Fund. Any such expenses which are so borne by Voyageur Asset Management Inc. and Access Capital Strategies LLC will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.    Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.    Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquiring Fund and Target Fund in sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 28, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of Acquiring Trust or the Board of Directors of Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to Acquiring Trust or Target Fund, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Fund and any authorized officer of Acquiring Trust; provided, however, that following the meeting of Target Fund Shareholders called by Target Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Fund, 419 Boylston Street, Suite 501, Boston, MA 02116, with a copy to WilmerHale, 1875 Pennsylvania Avenue, N.W., Washington, D.C. 20006, Attention: Martin E. Lybecker, Esq., or to the Acquiring Fund, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, Attention: Jon S. Rand, Esq, or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.

15.	HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5.     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	TAMARACK FUNDS TRUST, on behalf of the Acquiring Fund

By:
Its:
Secretary

Attest:	ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC. the Target Fund

By:
Its:
Secretary

Exhibit D

Information on the Investment Advisory Contract on Which the Tamarack Access Fund Will Vote

The proposed investment advisory agreement is an agreement by and between the Tamarack Funds Trust, on behalf of the Tamarack Access Fund, and Voyageur that is substantively the same as the current Investment Advisory Agreement, dated September 6, 2007, by and between Access, on behalf of the Access Fund and the current Sub-Advisory Agreement, dated August 31, 2006, by and between Access and Voyageur, with the exceptions noted below. The current Investment Advisory Agreement is referred to herein as the “Current Advisory Agreement” and the current Sub-Advisory Agreement is referred to herein as the “Current Sub-Advisory Agreement.” The proposed Investment Advisory Agreement is referred to herein as the “New Advisory Agreement.”

Current Advisory Agreement. The Current Advisory Agreement between Access, on behalf of the Access Fund was last approved by Access Fund shareholders on September 6, 2007. As of the date of this Proxy Statement, the Access Fund Board last approved the Current Advisory Agreement on June 26, 2007. If not sooner terminated, the Current Advisory Agreement will continue in effect until September 6, 2009, and for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Access Fund Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Access Fund, or (ii) the vote of a majority of the Board. The Current Advisory Agreement is terminable with respect to the Access Fund by a vote of the Access Fund Board, or by the holders of a majority of the outstanding voting securities of the Access Fund, at any time without penalty, upon 60 days written notice to Access. Access may also terminate its advisory relationship with respect to the Access Fund without penalty upon 60 days written notice to Access. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement between Access and Voyageur was last approved by Access Fund shareholders on September 19, 2006. As of the date of this Proxy Statement, the Access Fund Board last approved the Current Sub-Advisory Agreement on September 25, 2007. If not sooner terminated, the Current Sub-Advisory Agreement will continue in effect until September 30, 2008, for successive one year periods thereafter, provided that each continuance is specifically approved annually in the manner required by the 1940 Act and the rules and regulations thereunder. The Current Sub-Advisory Agreement is terminable with respect to the Access Fund by a vote of the Access Fund Board, or by the holders of a majority of the outstanding voting securities of the Access Fund, or by Access, at any time without penalty, upon 60 days written notice to Voyageur. Voyageur may also terminate its sub-advisory relationship with respect to the Access Fund without penalty upon 60 days written notice to Access. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Sub-Advisory Agreement may be terminated with respect to the Access Fund at any tine without payment of any penalty by Access, the Access Fund Board or by vote of a majority of the outstanding voting securities of the Access Fund in the event that it shall have been established by a court of competent jurisdiction that Voyageur or any officer or director of the Voyageur has taken any action that results in a breach of representations of Voyageur set forth herein.

New Advisory Agreement. In determining whether to approve the Current Advisory Agreement, the Access Fund Board requested, and received from Voyageur, information that the Access Fund Board believed to be reasonably necessary to reach their conclusion. As part of their review of the Current Advisory Agreement, the Access Fund Board received and discussed certain information, including the advisory services performed, qualifications of staffing, compensation and Tamarack Funds Trust performance. The Access Fund Board then met with management of Voyageur and counsel to the Access Fund to discuss this information and Voyageur’s intentions with regard to the management of the Tamarack Access Fund. The Access Fund Board determined that the advisory fees payable to Voyageur were reasonable and fair based on: (1) the nature, quality and scope of the operations and services to be provided to the Tamarack Access Fund by Voyageur, which include Voyageur’s evaluation of the Tamarack Access Fund’s investment performance relative to other comparable funds and relevant indexes; and (2) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of the Tamarack Access Fund and those of other comparable funds. The Access Fund Board noted that in contrast to the Access Fund’s current advisor, Voyageur was a larger investment management firm, with significant research capabilities, a diverse range of products and significant depth of portfolio management talent. In addition, the Access Fund Board also noted that Voyageur’s portfolio management team would include certain members of the previous advisor’s portfolio management team. Further, the Access Fund Board considered Voyageur’s commitment to dedicate financial and other resources to growing the Tamarack Access Fund. Furthermore, the Access Fund Board considered that the operational expenses (other than interest and management fees) of the Tamarack Access Fund will be subject to a lower Expense Cap, 0.20% in comparison to the current expense cap of 0.25% for the Access Fund. In determining to approve the New Advisory Agreement, the Access Fund Board did not identify any single factor as being more important than others, but considered all factors together. The Access Fund Board judged the terms and the conditions of the New Advisory Agreement, including the advisory fee, in light of all surrounding circumstances.

D-1

Based on their review of the information requested and provided, the Access Fund Board determined that approval of the New Advisory Agreement was consistent with the best interests of the Tamarack Access Fund and its shareholders, and unanimously approved the New Advisory Agreement. Under its terms, the New Advisory Agreement will remain in effect with respect to the Tamarack Access Fund until July 28, 2009 and continue thereafter only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Tamarack Access Fund or by the Board of Trustees of the Tamarack Access Fund and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Provisions of the Current and New Advisory Agreements. Below is a discussion of the provisions of, and other relevant information concerning, the Current Advisory Agreement. With the exception of the dates of execution, termination and the names of the parties, and applicable law, the New Advisory Agreement with respect to the Tamarack Access Fund is similar to the Current Advisory Agreement and Current Sub-Advisory Agreement (together, the “Current Advisory Agreements”).

Under the terms of the Current Advisory Agreements, Access and Voyageur furnish continuing investment supervision to the Access Fund and are responsible for the management of the Access Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with Access and Voyageur, subject to review by the Board. However, as sub-adviser, Voyageur also currently reports to Access.

The Current Advisory Agreements provide that neither Access nor Voyageur shall be liable for any error of judgment or mistake of law or for any loss suffered by the Access Fund (and with respect to Voyageur, including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of either Access or Voyageur in the performance of its duties, or from reckless disregard by Voyageur of its duties and obligations thereunder.

Under the Current Advisory Agreements, the Access Fund pays Access and Voyageur fees for its services performed pursuant to these agreements. The fee for Access is paid monthly and is stated as an annual rate for the Access Fund calculated as a percentage of the Access Fund’s average gross monthly assets. The Access Fund, under the Current Sub-Advisory Agreement, pays Voyageur a fee which is computed daily and paid monthly, and stated as an annual rate for the Access Fund, calculated as a percentage of the market value of the Access Fund’s gross assets. While the rate of advisory fees to be paid to Voyageur under the New Advisory Agreement with respect to the Tamarack Access Fund will be the same as under the Current Advisory Agreement, the operational expenses (other than interest and management fees) of the Tamarack Access Fund will be subject to a lower expense cap, 0.20% in comparison to the current expense cap of 0.25% for the Access Fund under the Current Advisory Agreement. The aggregate dollar amount paid to Voyageur in the Tamarack Access Fund’s most recent fiscal year may be found in Exhibit F.

D-2

Exhibit E

TAMARACK FUNDS TRUST

FORM OF MASTER INVESTMENT ADVISORY CONTRACT

(Effective Date: April 16, 2004)

(Amended as of March 7, 2008)

Tamarack Large Cap Growth Fund

Tamarack Mid Cap Growth Fund

Tamarack SMID Cap Growth Fund

Tamarack Quality Fixed Income Fund

Access Capital Community Investment Fund

Voyageur Asset Management Inc.

100 South Fifth Street, Suite 2300

Minneapolis, Minnesota 55402

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Voyageur Asset Management Inc. (the “Adviser”) as follows:

The Trust is an open-end investment company which currently has one or more separate investment portfolios (“funds”) as may be established and designated by the Trustees from time to time. This contract shall pertain to such funds (“Funds”) as shall be designated in the supplements (each a “Supplement”) to this Master Investment Advisory Contract (the “Contract”) as further agreed between the Trust and the Adviser. A separate series of shares of common stock in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the Registration Statement of the Trust, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

(a)         The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

(b)          The Trust or the Funds, as applicable, shall be responsible for all of their expenses and liabilities, including, but not limited to, compensation of its Trustees who are not affiliated with the Adviser, the Trust’s administrator, distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Trust; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

(a)         The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

The Adviser will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. The Adviser will determine what portion of each Fund’s portfolio shall be invested in securities described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

The Funds will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

(b)        The Adviser shall provide to the Trust’s officers such information relating to the Trust and the Funds and the services to be provided by the Adviser hereunder as the Trust may reasonably request.

(c)        As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser’s best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Trust will promptly notify the Adviser in writing of any changes in a Fund’s investment objectives and restrictions.

(d)        The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e)        On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

(f)        The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to each Fund and any other of the Adviser’s clients. Subject to seeking the most favorable price and execution, the Trust’s Board of Trustees may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Funds are required to pay or for which the Funds are required to arrange payment.

(g)        The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Contract or any Supplement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and in accordance with any applicable exemptive orders or similar relief granted by the SEC. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

The Adviser shall give the Funds the benefit of the Adviser’s best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser’s undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or their shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Contract or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in a Supplement to this Contract with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the “Approval Date”) on which this Contract has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness of termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day the New York Stock Exchange is open for trading.

(a)         This Contract and any Supplement shall become effective with respect to a Fund on the date specified, provided it has been approved with respect to that Fund (i) by the Trust’s Board of Trustees, (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party (“Independent Trustees”), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

(b)          This Contract shall thereafter continue in effect for a period of more than one year from the date specified as to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust’s Independent Trustees.

(c)          This Contract and any Supplement may be modified by mutual agreement of the parties, subject to the requirements of the 1940 Act, as modified by rules and regulations thereunder, orders of the SEC, and interpretations thereof by the SEC or its staff.

(d)          This Contract and any Supplement thereto may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

Except to the extent necessary to perform the Adviser’s obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

This Contract shall be construed in accordance with the laws of the State of Minnesota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

In the event that the Board of Trustees of the Trust shall establish one or more additional investment portfolios for which it wishes the Adviser to provide services hereunder, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon, pursuant to a Supplement, such portfolio shall become a Fund hereunder.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

TAMARACK FUNDS TRUST

By:
Name:
Title:

ACCEPTED:

VOYAGEUR ASSET	Dated:
MANAGEMENT INC.

By:
Name:
Title:

FORM OF INVESTMENT ADVISORY CONTRACT SUPPLEMENT

(Effective Date: July 28, 2008)

TAMARACK FUNDS TRUST

Voyageur Asset Management Inc.

100 South Fifth Street, Suite 2300

Minneapolis, Minnesota 55402

RE: Access Capital Community Investment Fund

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Voyageur Asset Management Inc. (the “Adviser”) as follows:

The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Access Capital Community Investment Fund (the “Fund”) is a separate investment portfolio of the Trust.

The Trust and the Adviser have entered into a Master Investment Advisory Contract (“Master Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

The term “Fund” or “Funds” as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the “Supplement”) pertain to the Fund.

As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.50% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee, which may increase the total assets subject to the management fee.

This Supplement and the Master Advisory Contract (together, the “Contract”), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on July 28, 2008 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) or by a majority of the Trust’s Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust’s Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

TAMARACK FUNDS TRUST, on behalf of

ACCESS CAPITAL COMMUNITY INVESTMENT FUND

By:
Name:
Title:

Dated:

ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.

By:
Name:
Title:

Dated:

Exhibit F

Information Regarding Certain Payments to Voyageur and its Affiliates

I.	Fees Paid under the Current Advisory Agreements

The following table provides the amounts paid by each Fund to Voyageur under the Current Advisory Agreement during the Fund’s most recent fiscal year, as well as the annual fee rate of each Fund under that Agreement.

	Net Advisory Fees Received by Voyageur for the Fiscal Year Ended September 30, 2007	Net Advisory Fees Received by Voyageur for the Fiscal Year Ended September 30, 2007 as a Percentage of Average Net Assets	Contractual Fee Rate

Enterprise Fund	$2,590,026	0.72%	0.94% of average daily net assets[1,2]

Small Cap Core Fund	$555,712	0.79%	1.11% of average daily net assets[1,2]

Large Cap Growth Fund	$637,289	0.52%	0.70% of average daily net assets[1]

Microcap Value Fund	$2,492,532	0.70%	0.90% of average daily net assets[1]

Mid Cap Growth Fund	$678,792	0.58%	0.70% of average daily net assets[1]

SMID Cap Growth Fund	($52,842)	-0.50%	0.70% of average daily net assets[1]

Value Fund	$1,755,011	0.62%	0.85% of average daily net assets[1]

Quality Fixed Income Fund	($56,684)	-0.10%	0.60% of the average daily net assets[3]

U.S. Government Money Market Fund	$3,375,437	0.38%	0.38% of the average daily net assets[4] 0.50% of the average daily net asset

Tax-Free Money Market Fund	$4,298,791	0.50%

Institutional Prime Money Market Fund	$3,697,371	0.25%	0.25% of the average daily net assets

Institutional Tax-Free Money Market Fund	$1,245,573	0.25%	0.25% of the average daily net assets

Treasury Plus Money Market Fund	($168,194)	-8.24%	0.15% of the average daily net assets[5]

Tax Free Income	($84,801)	-0.44%	0.85% of the average daily net assets[3]

Prime Money Market	$40,501,946	0.42%	0.42% of average daily nets assets[6]

_______________________

[1]

Voyager has contractually agreed to waive or limit fees February 1, 2008 throught January 31, 2009, in order to maintain net annual fund operating expenses of the funds as set forth under the “Fees and Expenses” section of the Equity Funds Prospectus.

[2]

Pursuant to the Investment Advisory Agreements, Enterprise Fund, and Small Cap Core Fund each pay a contractual fee as follows: 1.40% of each fund’s average net assets of $30 million or less and 0.90% of net assets over $30 million.

[3]

Voyager has contractually agreed to waive or limit fees February 1, 2008 throught January 31, 2009, in order to maintain net annual fund operating expenses of the funds as set forth under the “Fees and Expenses” section of the Fixed Income Funds Prospectus.

[4]

Pursuant to the Investment Advisory Agreement, the U.S. Government Money Market Fund pays a contractual fee as follows: 0.50% of each fund’s average net assets up to $100 million; 0.40% of the next $200 million; and 0.35% of the net assets over $300 million.

[5]

Voyager has contractually agreed to waive or limit fees February 1, 2008 throught January 31, 2009, in order to maintain net annual fund operating expenses of the funds as set forth under the “Fees and Expenses” section of the Treasury Plus Money Fund Prospectus.

[6]

Pursuant to the Investment Advisory Agreement, the Prime Money Market Fund pays a contractual fee as follows: 0.55% of each fund’s average net assets up to $700 million; 0.50% of the next $500 million; and 0.45% of the net assets over $800 million; and 0.40% of net assets over $2 billion.

F-1

II.	Commissions Paid to a Broker Affiliated with Voyageur

Information about any brokerage commissions paid by a fund in the last fiscal period to affiliated broker-dealers is contained in the following table.

Fund	Affiliated Broker	Fiscal Year Ended September 30, 2007
		Aggregate Amount of Commissions Paid to Broker
Large Cap Growth Fund	None	$0
Mid Cap Growth Fund	None	$0
SMID Cap Growth Fund	None	$0
Enterprise Fund	None	$0
Small Cap Core Fund	None	$0
Value Fund	RBC Dominion Securities[10]	$0
Microcap Value Fund	None	$0
Quality Fixed Income Fund	None	$0
Tax-Free Income Fund	None	$0
Tamarack Access Fund	N/A	$0

F-2

Exhibit G

Other Investment Companies Advised by Voyageur

Voyageur currently acts as adviser to the following funds that have investment objectives similar to the Tamarack Access Fund.

Name	Investment Objective	Size[1]	Advisory Fee Rate[2]
Tamarack Quality Fixed Income Fund	Current income and capital appreciation.	$52,352,937	0.60%
Tamarack Tax-Free Income Fund	Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.	$18,317,937	0.85%

________________________________________

[1]	Net assets as of September 30, 2007, the funds’ most recently completed fiscal year end.
[2]

Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund at certain maximum ratios until January 31, 2009.

G-1

Exhibit H

Principal Executive Officer and Directors of Voyageur Asset Management Inc.

Name and Address*	Principal Occupation
John G. Taft	Chief Executive Officer and Director
Michael T. Lee	Director
Deborah J. Kermeen	Director

________

*	The address for each officer and director is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

H-1

Exhibit I

Directors and Officers of the Tamarack Access Fund who are Affiliated with Voyageur

Interested Trustee

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trust
Erik R. Preus (42)	Indefinite (Trustee since September 2005)

President and Chief Executive Officer, Tamarack Funds Trust (2006 to present); Head of Retail Asset Management, Voyageur Asset Management (2006 to present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005 to present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Alianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

			15	None

Executive Officers

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
Erik R. Preus (42)	President and Chief Executive Officer since September 2006.

Head of Retail Asset Management, Voyageur Asset Management (2006 to present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

David P. Lux (53)	Chief Financial Officer and Principal Accounting Officer since September 2005

Vice President and Director, Mutual Funds, Voyageur Asset Management (2006 to present), Director, Tamarack Distributors Inc. (2006 to present); Tresasurer, Tamarack Funds Trust (2005-September 2007); Controller, Tamarack Funds Trust (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004 to 2006): Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995- 2003).

Martin A. Cramer (50)	AML Compliance Officer and Privacy Officer since January 2004 and Vice President since September 2006

Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003 to present); Chief Compliance Officer, Tamarack Distributors Inc. (2008 - present); Vice President, Tamarack Distributors Inc. (2007 to present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, Jones & Babson (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004); and formerly Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds (2001-2003).

I-1

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen A. Gorman (43)	Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Chief Compliance Officer, Voyageur Asset Management (2006 to present), Director, Asset Management Compliance, RiveSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Lee Greenhalgh (36)	Acting Chief Legal Officer and Acting Secretary Since 2008

Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006 to Present); Asset Management Compliance, RiverSourcc lnvestments (2004- 2006); Procurement Attorney, Ameriprise Financial (2002.2004); Associate Attorney, Dorsey & Whitney LLP (1999-2002).

John M. Huber (39)	Chief Investment Officer, Fixed Income Products since February 2005	Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004 to present); Senior Portfolio Manager, Galliard Capital Management (1995-2004).

Nancy M. Scinto(48)	Chief Investment Officer, Equity Products since January 2004	Director of Research, Voyageur Asset Management (2003 to present); Managing Director, Voyageur Asset Management (1999 to present).

I-2

Exhibit J

Principal Shareholders of the Access Fund

Control Persons and Principal Holders of Securities. As of April 18, 2008, the following person(s) owned of record or were known by the Access Fund to own beneficially 5% or more of the Access Fund’s shares.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class Outstanding (%)

PENSION RESERVES INVESTMENT TRUST FUND BOSTON MA	8,950,575.08	16.00%

MERRILL LYNCH COMMUNITY DEVELOPMENT CO PLAINSBORO NJ	5,899,252.15	10.55%

HSBC BANK USA NATIONAL ASSOCIATION NEW YORK NY	5,221,944.93	9.34%

J-1

Check the appropriate boxes of the Proxy Ballot, sign and date the Proxy Ballot and return in the self-addressed, postage-paid envelope provided.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25 , 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC. (“ACCESS FUND”)

The undersigned hereby appoint(s) David F. Sand and Ronald A. Homer or any one or both of them, proxies, with full power of substitution, to vote all shares of the Access Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Access Capital Strategies LLC, 419 Boylston Street, Suite 501, Boston, Massachusetts, 02116 at 9:00 a.m. Eastern Time and at any adjournment(s) or postponement(s) thereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated June 4 , 2008.

This proxy will be voted as instructed. Unmarked but properly executed proxy cards will be voted FOR the Proposal and FOR any other matters deemed appropriate.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

Print Name of Company/Shareholder

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. If a corporation, please give the full corporate name. Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	To approve an Agreement and Plan of Reorganization, pursuant to which the Access Fund would be reorganized as a separate series of the Tamarack Funds Trust, a Delaware statutory trust.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE.